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NUMBER                                                                   SHARES
                           SEL-LEB MARKETING, INC.
SLC          INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK




                                                              CUSIP 816082 30 9

THIS IS TO CERTIFY THAT








is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $.01 PAR VALUE PER SHARE, OF

                           SEL-LEB MARKETING, INC.

transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
         This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Amended and Restated By-Laws of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent), to all of which the holder of this certificate, by acceptance hereof, assents.
         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/ JORGE LAZARO              SEL-LEB MARKETING, INC.      /s/ PAUL SHARP
---------------------               CORPORATE              ---------------------
JORGE LAZARO                           SEAL                PAUL SHARP
EXECUTIVE VICE PRESIDENT               1993                PRESIDENT AND CHIEF
 AND SECRETARY                       NEW YORK               EXECUTIVE OFFICER

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                           SEL-LEB MARKETING, INC.

         THE CORPORATION WILL FURNISH TO EACH SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY CLASS OF PREFERRED SHARES IN SERIES, THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SUCH SERIES SO FAR AS THE SAME HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES.
                            ---------------------

                 KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT
                 IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY, IN ACCORDANCE WITH THE CORPORATION'S AMENDED AND RESTATED BY-LAWS, REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT-______Custodian______
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN -  as joint tenants with right
          of survivorship and not as               under Uniform Gifts to Minors
          tenants in common                        Act__________________________
                                                               (State)

   Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                         POSTAL ZIP CODE OF ASSIGNEE)


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------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and does hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------

                    ---------------------------------------------------------
            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                    NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.